SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 8, 1997



                                 AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                   0-21914                    84-1165916
         --------                   -------                    ----------
(State of incorporation)     (Commission File Number)   (IRS Employer ID number)



               5031 S. Ulster Street, Suite 205, Denver, CO 80237
               --------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (303) 220-8686
                                 --------------
              (Registrant's telephone number, including area code)

                                    Form 8-K
                                    --------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Item 1.           Changes in Control of Registrant.
                  ----------------------------------

                           See Item 5 below

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                           Not Applicable

Item 3.           Bankruptcy or Receivership.
                  ---------------------------

                           Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                           Not Applicable

Item 5.           Other Events.
                  ------------


                    On  October  1,  1997,  Mr.  James  C.  McGill   accepted  a
                    nomination to serve as a member of the Board of Directors of AGTsports, Inc.

                    Mr. McGill, 48, of Tulsa, Oklahoma, is the Chairman of McGill Resources, Inc., an engineering consulting firm. He has over twenty years of executive and managerial experience serving in executive and non-executive positions with both private and public companies. He is a director of ProShot Golf, Inc., a golf consulting company.

                    Mr. McGill will serve as an outside member of the Company's Board of Directors until the next annual meeting of the shareholders of the Company, which date remains to be scheduled. Upon ratification by the majority vote of the shareholders, Mr. McGill will serve until his earlier resignation or removal for a three year term.

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 8th day of October, 1997.


                                              By:  /s/  Cory J. Coppage
                                                  ------------------------------
                                                  Cory J. Coppage
                                                  Secretary and Treasurer

Dated: October 8, 1997